                                                                   EXHIBIT 4.22



                      EIGHTH AMENDMENT TO CREDIT AGREEMENT

         THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this "Eighth Amendment") is made and entered into as of March 24, 2000 among DANKA BUSINESS SYSTEMS PLC, a limited liability company incorporated in England and Wales (Registered Number 1101386) ("Danka PLC"), DANKALUX SARL & CO. SCA, a Luxembourg company ("Dankalux"), and DANKA HOLDING COMPANY, a Delaware corporation ("Danka Holding") (Danka PLC, Dankalux and Danka Holding are herein each a "Company" and collectively the "Companies"), AMERICAN BUSINESS CREDIT CORPORATION, AMERITREND CORPORATION, CORPORATE CONSULTING GROUP, INC., D.I. INVESTMENT MANAGEMENT, INC., DANKA IMAGING DISTRIBUTION, INC., DANKA MANAGEMENT COMPANY INC., DANKA OFFICE IMAGING COMPANY, DYNAMIC BUSINESS SYSTEMS, INC., HERMAN ENTERPRISES, INC. OF SOUTH FLORIDA, QUALITY BUSINESS, INC. (collectively with Danka Holding, the "Grantors"), the entities listed on the signature pages hereof as International Swing Line Borrowers (collectively the "International Borrowers" and together with the Grantors and the Companies, the "Danka Parties"), BANK OF AMERICA, NATIONAL ASSOCIATION (formerly known as NationsBank, National Association, a national banking association formerly known as NationsBank, National Association (Carolinas)), each other Bank listed on the signature pages hereof (each individually, a "Bank" and collectively, the "Banks"), and BANK OF AMERICA, NATIONAL ASSOCIATION (formerly known as NationsBank, National Association), in its capacity as agent for the Banks (in such capacity, the "Agent"):


                                  WITNESSETH:


         WHEREAS, the Companies, the Banks and the Agent have entered into a Credit Agreement as of December 5, 1996, as amended and supplemented by a First Amendment dated as of December 5, 1997, a Second Amendment dated as of July 28, 1998, a Third Amendment dated as of December 31, 1998, a Fourth Amendment dated as of March 29, 1999 (the "Fourth Amendment"), a Fifth Amendment dated as of June 15, 1999 (the "Fifth Amendment"), a Sixth Amendment dated as of July 9, 1999 (the "Sixth Amendment"), a Seventh Amendment dated December 1, 1999 (the "Seventh Amendment"), a Waiver Letter dated as of October 20, 1998 (the "October Waiver Letter Agreement") and a Waiver Letter Agreement dated as of February 18, 1999 (the "February Waiver Letter Agreement" and, together with the October Waiver Letter Agreement, the "Waiver Letter Agreements") (as further amended hereby and as from time to time further amended, supplemented or modified, the "Credit Agreement"), pursuant to which the Banks agreed to make certain revolving credit, term loan and letter of credit facilities available to the Companies; and

         WHEREAS, in accordance with the provisions of Section 5 of the Seventh Amendment, certain Net Subscription Proceeds received by Danka PLC or any of its Subsidiaries from the issuance of Participating Shares were applied to the permanent reduction of Term Loan Outstandings and the related reduction of the Term Loan Commitments; and

         WHEREAS, Danka Holding desires to sell certain real estate located in St. Petersburg, Florida known as the Roosevelt Corporate Center III (the "Project"), which property is subject to a mortgage granted to certain lenders (the "TROL Lenders") pursuant to the tax retention lease operating documents (the "TROL Documents") to which certain Danka Parties are party; and

         WHEREAS, to release the mortgage held by the TROL Lenders so to effectuate the sale of the Project Danka Holding needs to repay a certain sum (the "Termination Value") of principal indebtedness owed to the TROL Lenders; and

         WHEREAS, Danka Holding desires to pay the Termination Value to the TROL Lenders upon the sale of the Project from the net sale proceeds and from funds held in a cash collateral account in which the TROL Lenders hold a first priority security interest; and

         WHEREAS, the Credit Agreement, as amended, permits Danka Holding to make cash collateral payments for the benefit of the TROL Lenders (including payments required as a result of the sale of collateral securing the obligations owed to the TROL Lenders ) but does not permit any required principal payments under the TROL Documents; and

         WHEREAS, the Company has requested that the Agent and the Banks consent to the further reduction of the Term Loan Commitments, to the rescheduling of the April 1, 2000 payment of Term Loan Outstandings, and to certain prepayments of the Companies' tax retention operating lease obligations, each as specified below;

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and sufficient consideration, receipt of which is hereby acknowledged, the Danka Parties and the Banks do hereby agree as follows:

         1. Definitions. Any capitalized terms used herein without definition shall have the meaning set forth in the Credit Agreement.


         2. Reduction of Term Loan Commitments. The aggregate amount of all Term Loan Commitments is hereby permanently reduced to $155,000,000, and,
Schedule 2.1 to the Credit Agreement is hereby amended by reducing the Term Loan Commitment of each Bank by its Pro Rata Share of such reduction.

         3. Rescheduling April 1, 2000 Payment. The $25,000,000 payment of Term Loan Outstandings scheduled to be made on April 1, 2000 in accordance with the provisions of Section 2.9(c) and Schedule V of the Credit Agreement is hereby rescheduled to be and become due and payable on March 30, 2000, and
Schedule V of the Credit Agreement is hereby amended to include such rescheduled installment.




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

         4. Offshore Currencies. Sections 2.3(a) and 2.5(a) of the Credit Agreement are hereby amended to provide that the Agent shall (i) receive notice of certain Offshore Currency Loans not less than four Business Days (or five Business Days in the case of Japanese Yen and Australian Dollar) prior to the requested Borrowing Date or conversion or continuation date of a Loan and (ii) determine the Dollar Equivalent Amount of such Loans three Business Days (or four in the case of Japanese Yen or Australian Dollars) prior to the Borrowing Date or the date of conversion or continuation of a Loan.

         5. Partial Repayment of Tax Retention Operating Lease. Notwithstanding any provision of the Loan Documents or related agreements to the contrary, the Companies may make payments to the TROL Lenders of the "Termination Value" of properties purchased under the TROL Documents, including the principal amount of loans and "Holder Advances" under the TROL, in an aggregate amount of up to $22,000,000; provided that funds for such payments shall be derived solely from (i) cash collateral previously set aside for the TROL Lenders, and investment earnings thereon, and (ii) Net Proceeds (determined without any reduction in respect of outstanding TROL obligations constituting Indebtedness) from the sale, on or before May 31, 2000 at a gross cash purchase price of not less than $12,000,000, of the Project and the application of such Net Proceeds to such payment of TROL obligations shall be in lieu of any other application thereof as may otherwise be required under the Loan Documents. The sale of the Project on the foregoing terms is hereby permitted, provided that 100% of Net Proceeds from such sale (determined as provided above) shall be applied promptly, and in any event within three (3) Business Days of the receipt thereof to the repayment of TROL obligations as contemplated above.

         6. Effectiveness. This Eighth Amendment shall become effective as of March 24, 2000 upon receipt by the Agent of an executed copy of this Eighth Amendment (which may be signed in counterparts and may be received by facsimile transmission) signed by the Danka Parties and the Majority Banks.

         7.       Acknowledgment; Release.

         (a) The Companies and the Grantors acknowledge that they have no existing defense, counterclaim, offset, cross-compliant, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of any of their respective liability to pay the full indebtedness outstanding under the terms of the Credit Agreement and any other documents which evidence, guaranty or secure the Obligations. The Companies and the Grantors hereby release and forever discharge the Agent, the International Swing Line Banks, the Banks and all of their officers, directors, employees, attorneys, consultants and agents from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and in equity, known or unknown, whether matured or unmatured, absolute or contingent.

         (b) The International Swing Line Borrowers acknowledge that they have no existing defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of their respective liability to pay the full indebtedness owed by any of them under the terms of the International Swing Line Agreement or any separate facility which has been made available to any of them by any International Swing Line Bank or a Designated Local Lender (as defined in the International Swing Line Agreement) and any agreements related thereto. The International Swing Line Borrowers hereby release and forever discharge the Agent, the International Swing Line Banks and the Designated Local Lenders (as defined in the International Swing Line Agreement) and all of their officers, directors, employees, attorneys, consultants and agents from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and in equity, known or unknown, whether matured or unmatured, absolute or contingent.

         8. Entire Agreement. This Eighth Amendment sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter.

         9. Deemed Amendment of Other Loan Documents; Full Force and Effect. To the extent necessary to give effect to the provisions hereof, the International Swing Line Agreement and Security Agreement shall be deemed amended and supplemented by the terms hereof. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         10. Counterparts. This Eighth Amendment may be executed in any number of counterparts (including, without limitation, counterparts sent by facsimile transmission), each of which shall be deemed an original as against any party whose signature appears thereon and all of which shall together constitute one and the same instrument.

         11. Governing. This Eighth Amendment shall in all respects be governed by the laws and judicial decisions of the State of Florida.


         12. Enforceability. Should any one or more of the provisions of this Eighth Amendment be determined to be illegal or unenforceable as to one of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         13. Authorization. This Eighth Amendment has been duly authorized, executed and delivered by the parties hereto and constitutes a legal, valid and binding obligation of the parties hereto, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally.




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         IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be duly executed and delivered by their property and duly authorized officers as of the day and year first above written.



WITNESS:                               DANKA BUSINESS SYSTEMS PLC


                                       By: /s/ Brian L. Merriman
----------------------------------        -------------------------------------
                                       Name:   Brian L. Merriman
----------------------------------          -----------------------------------
                                       Title:  Director
                                             ----------------------------------




                                       DANKA HOLDING COMPANY


                                       By: /s/ Laurens F. Schaad, Jr.
                                          -------------------------------------
                                       Name:   Laurens F. Schaad, Jr.
                                            -----------------------------------
                                       Title:  Vice President, Treasurer
                                             ----------------------------------




                                       DANKALUX SARL & CO. SCA

                                       By: Dankalux Sarl, Commandite


                                       By: /s/ L. Jean Berry
                                          -------------------------------------
                                       Name:   L. Jean Berry
                                            -----------------------------------
                                       Title:  Manager
                                             ----------------------------------

                                       AMERICA BUSINESS CREDIT CORPORATION
                                       AMERITREND CORPORATION
                                       CORPORATE CONSULTING GROUP, INC.
                                       D.I. INVESTMENT MANAGEMENT, INC.
                                       DANKA IMAGING DISTRIBUTION, INC.
                                       DANKA MANAGEMENT COMPANY, INC.
                                       DANKA OFFICE IMAGING COMPANY
                                       DYNAMIC BUSINESS SYSTEMS, INC.
                                       HERMAN ENTERPRISES, INC. OF
                                         SOUTH FLORIDA




                                       By: /s/ Laurens F. Schaad, Jr.
                                          -------------------------------------
                                       Name:   Laurens F. Schaad, Jr.
                                            -----------------------------------
                                       Title:  Vice President, Treasurer
                                             ----------------------------------

                                       BANK OF AMERICA, NATIONAL ASSOCIATION,
                                       as Agent and Issuing Bank


                                       By: /s/ John E. Williams
                                          -------------------------------------
                                       Name:   John E. Williams
                                            -----------------------------------
                                       Title:  Managing Director
                                             ----------------------------------




                                       BANK OF AMERICA, NATIONAL ASSOCIATION,
                                       as a Bank and International Swing
                                       Line Bank


                                       By: /s/ John E. Williams
                                          -------------------------------------
                                       Name:   John E. Williams
                                            -----------------------------------
                                       Title:  Managing Director
                                             ----------------------------------




                                       THE BANK OF NOVA SCOTIA


                                       By: /s/ Olivia L. Braun
                                          -------------------------------------
                                       Name:   Oliva L. Braun
                                            -----------------------------------
                                       Title:  Director
                                             ----------------------------------


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------




                                       THE BANK OF NEW YORK


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------




                                       CREDIT LYONNAIS NEW YORK BRANCH


                                       By: /s/ Linda D. Tulloch
                                          -------------------------------------
                                       Name:   Linda D. Tulloch
                                            -----------------------------------
                                       Title:  Vice President
                                             ----------------------------------

                                       CIBC INC,


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------




                                       PNC BANK, KENTUCKY, INC.


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------




                                       FIRST UNION NATIONAL BANK


                                       By: /s/ G. C. Ullrich
                                          -------------------------------------
                                       Name:   G. C. Ullrich
                                            -----------------------------------
                                       Title:  Senior Vice President
                                             ----------------------------------




                                       SUNTRUST BANK


                                       By: /s/ T. Michael Logan
                                          -------------------------------------
                                       Name:   T. Michael Logan
                                            -----------------------------------
                                       Title:  Managing Director
                                             ----------------------------------




                                       THE FUJI BANK AND TRUST COMPANY

                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                       ABN AMRO BANK N.V.


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------




                                       PARIBAS


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------




                                       DEUTSCHE BANK AG
                                       New York Branch and/or
                                       Cayman Island Branch



                                       By: /s/ Alexander Karow
                                          -------------------------------------
                                       Name:   Alexander Karow
                                            -----------------------------------
                                       Title:  Assistant Vice President
                                             ----------------------------------


                                       By: /s/ Silvia L. Speer
                                          -------------------------------------
                                       Name:   Silvia L. Speer
                                            -----------------------------------
                                       Title:  Director
                                             ----------------------------------




                                       HIBERNIA NATIONAL BANK


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------





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


                                       SAN PAOLO IMISPA


                                       By: /s/ Carlo Persico
                                          -------------------------------------
                                       Name:   Carlo Persico
                                            -----------------------------------
                                       Title:  D.G.M.
                                             ----------------------------------


                                       By: /s/ Glen Binder
                                          -------------------------------------
                                       Name:   Glen Binder
                                            -----------------------------------
                                       Title:  Vice President
                                             ----------------------------------




                                       LLOYDS TSB, BANK PLC


                                       By: /s/ Paul D. Briamonte & David Rodway
                                          -------------------------------------
                                       Name:   Paul D. Briamonte & David Rodway
                                            -----------------------------------
                                       Title:  Director, Project Finance;
                                               Assistant Director
                                             ----------------------------------


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------




                                       THE SUMITOMO BANK, LIMITED


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------




                                       BANCA COMMERCIALE ITALIANA
                                       New York Branch


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                       AMSOUTH BANK OF FLORIDA


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------




                                       THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                       NEW YORK BRANCH


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------




                                       BANKERS TRUST COMPANY


                                       By: /s/ Silva L. Spear
                                          -------------------------------------
                                       Name:   Silva L. Spear
                                            -----------------------------------
                                       Title:  Director
                                             ----------------------------------




                                       THE DAI-ICHI KANGYO BANK, LIMITED


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------




                                       NATIONAL AUSTRALIA BANK LIMITED
                                       ACN 004044937


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                       SANWA BANK LIMITED


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------




                                       THE TOKAI BANK LIMITED,
                                       NEW YORK BRANCH

                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------




                                       WACHOVIA BANK, N.A.


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------




                                       NATIONAL WESTMINISTER BANK PLC


                                       By: /s/ Paul D. J. Sullivan
                                          -------------------------------------
                                       Name:   Paul D. J. Sullivan
                                            -----------------------------------
                                       Title:  Senior Manager
                                             ----------------------------------




                                       BANCA NAZIONALE DEL LAVORO S.p.A. --
                                       LONDON BRANCH


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------




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

                                       CREDIT AGRICOLE INDOSUEZ

                                       By: /s/ Richard Manix
                                          -------------------------------------
                                       Name:   Richard Manix
                                            -----------------------------------
                                       Title:  First Vice President
                                             ----------------------------------


                                       By: /s/ Craig Welch
                                          -------------------------------------
                                       Name:   Craig Welch
                                            -----------------------------------
                                       Title:  First Vice President
                                             ----------------------------------




                                       STATE STREET BANK AND TRUST COMPANY


                                       By: /s/ William R. Dewey IV
                                          -------------------------------------
                                       Name:   William R. Dewey IV
                                            -----------------------------------
                                       Title:  Vice President
                                             ----------------------------------




                                       THE CHASE MANHATTAN BANK

                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------




                                       LAZARD BROTHERS & CO., LIMITED


                                       By: /s/ K.M.H. Wilson
                                          -------------------------------------
                                       Name:   K.M.H. Wilson
                                            -----------------------------------
                                       Title:  Director
                                             ----------------------------------




                                       SOUTHTRUST BANK, NATIONAL ASSOCIATION

                                       By: /s/ Timothy M. Mann
                                          -------------------------------------
                                       Name:   Timothy M. Mann
                                            -----------------------------------
                                       Title:  Group Vice President
                                             ----------------------------------




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